SUMMARY PROSPECTUS
APRIL 30, 2014

CLASS N SHARES
Nicholas Limited Edition, Inc. – NNLEX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.nicholasfunds.com/prospectus.html. You can also get this information at no cost by calling 800-544-6547 or by sending an e-mail request to ShareholderServices@nicholasfunds.com. This Summary Prospectus incorporates by reference the Fund’s Prospectus, dated April 30, 2014 and Statement of Additional Information, dated April 30, 2014.

Investment Objective

The Fund strives to increase the value of your investment over the long-term (“long-term growth”).

Fees and Expenses of the Fund

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)	Class N
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Wire Redemption Fee	$15.00
Exchange Fee	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	1.21%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

	One	Three	Five	Ten
	Year	Years	Years	Years
The Example assumes that you invest $10,000 in
the Fund for the time periods indicated and then
redeem all of your shares at the end of those
periods. The Example also assumes that your
investment has a 5% return each year and that
the Fund’s operating expenses remain the same.
Although your actual costs may be higher or
lower, based on these assumptions, your costs
would be:	$123	$384	$665	$1,466

Portfolio Turnover

     The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31.59% of the average value of the portfolio.

Principal Investment Strategies

     To pursue the Fund’s investment objective of long-term growth, it primarily invests in common stocks of domestic corporations with small- and medium-sized market capitalizations believed to have growth potential. The Fund believes a company’s annual sales volume and market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company’s size. In distinguishing company size in terms of sales volume, the Fund considers a company’s sales volume relative to peer companies in the company’s industry. In terms of market capitalization, the Fund generally considers companies with market capitalizations up to $2 billion as “small,” between $2 billion and $10 billion as “medium,” and greater than $10 billion as “large.” To a lesser extent, the Fund may invest in companies with large market capitalizations. The Fund looks for established companies with the potential for superior growth in sales and earnings in a diversified group of industries. The Fund’s investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company’s stock will achieve superior performance. It is anticipated that a major portion of the Fund’s portfolio will be invested in common stocks of the types of companies, and in the manner, as described above.

Principal Risks of Investing

     As with any mutual fund, the Fund cannot guarantee that it will achieve its goals or that its performance will be positive over any period of time. The Fund’s investments change in value. Consequently, the value of your Fund shares may change. If the value of the Fund shares or the values of the Fund’s investments go down, you may lose money.

The principal risks of investing in the Fund are:

  Market Risk – Market risk involves the possibility that the value of the Fund’s investments will fluctuate as the stock market fluctuates over short- or longer-term periods. Common stock prices tend to be more volatile than other investment choices.

  Portfolio-Specific Risk – From time to time, the value of an individual company may decline due to a particular set of circumstances affecting that company, its industry or certain companies within the industry, while having little or no impact on other similar companies within the industry. Because the Fund will invest most of its assets in the securities of small- and mid-cap companies, the Fund may face additional risks. Small- to mid-cap companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small to medium capitalization companies also often fluctuate in price more than common stocks of larger capitalization companies.

  Selection Risk – The Fund also faces selection risk, which is the risk that the stocks the Fund purchases will underperform markets or other mutual funds with similar investment objectives and strategies.

     Since there are risks inherent in all investments in securities, there is no assurance that the Fund’s objective will be achieved.

Performance

     Class N shares of the Fund were first offered for sale on February 28, 2005; therefore, the performance information shown for periods prior to February 28, 2005 represents the performance for the original share class of the Fund, the Class I shares. Nicholas Limited Edition – Class I shares were first offered for sale on May 18, 1987.

     The bar chart shown below provides some indication of the risks of investing in the Fund. The chart shows the variability of the total return for each Fund’s shares for the last ten calendar years. Updated performance information for the Fund is available on our website at www.nicholasfunds.com.

Nicholas Limited Edition, Inc. – Class N linked to Class I

     For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 18.40% (for the quarter ended June 30, 2009) and the lowest quarterly return was -21.25% (for the quarter ended December 31, 2008).

     This next table shows how the average annual total returns for the Fund’s Class N shares linked to Class I shares for the one, five and ten year periods ending on December 31, 2013 (the Fund’s most recently completed calendar year), compared to the returns of broad measures of market performance and the performance average of similar mutual funds. The table also shows the average annual total returns for the Fund after taxes on distributions and after taxes on distributions and the redemption of all of your Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One	Five	Ten
	Year	Year	Year
Nicholas Limited Edition, Inc.
Return Before Taxes	35.60%	20.32%	9.69%
Return After Taxes on Distributions	33.60%	19.11%	8.75%
Return After Taxes on Distributions
and Sale of Fund Shares	21.53%	16.68%	7.98%
Russell 2000 Growth Index
(reflects no deduction for fees, expenses or taxes)	43.30%	22.58%	9.41%
Russell 2000 Index
(reflects no deduction for fees, expenses or taxes)	38.82%	20.08%	9.07%
Morningstar Small-Cap Growth Category
(reflects no deduction for taxes)	40.91%	22.16%	9.15%

Of course, the Fund’s past performance (before and after taxes) is no guarantee of its future returns.

Investment Adviser

      Nicholas Company, Inc. serves as the Fund’s investment adviser (the “Adviser”).

Portfolio Manager

     Mr. David O. Nicholas is President, a Director and Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Nicholas has been Portfolio Manager of the Fund since 1993.

Purchase and Sale of Fund Shares

     The minimum initial investment for the Class N shares of the Fund is $500. The minimum subsequent investment is $100 except for those shareholders participating in an automatic investment plan established with the Fund, the minimum is $50.

     The Fund’s shares are redeemable. Generally, shareholders may redeem some or all of their shares without charge by the Fund on any day when the New York Stock Exchange is open by written request, by telephone request by calling 800-544-6547, by accessing your account online at www.nicholasfunds.com or by wire transfer.

Tax Information

     Shareholders may receive distributions from the Fund of ordinary income dividends and capital gains, which may be taxable to shareholders.

Payments to Broker-Dealers and Other Financial Intermediaries

     If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and its related companies may pay that intermediary for the sale of Fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.

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